NEWS RELEASE

FOR IMMEDIATE RELEASE
January 7, 2021
Washington, DC

Urban One, Inc. Reports Preliminary Estimated Fourth Quarter 2020 Results

Washington, DC - January 7, 2021: - Urban One, Inc. (“Urban One” or the “Company”) (NASDAQ: UONEK and UONE) today announced preliminary estimated financial results for the fourth quarter and full year ended December 31, 2020.

“We are pleased to pre-announce very strong year-end estimated results that significantly outperformed our previous guidance given on our third quarter earnings call.  At that time, I stated that our 2020 Consolidated Adjusted EBITDA was expected to be between $125 million and $130 million for the full year compared to $133.5 million for 2019.  Today, I am very happy to share that we expect full year Consolidated Adjusted EBITDA to be between $137 million and $139 million, an increase of +2.6% to +4.1% year over year.  We currently expect full year Consolidated Net Revenues to be between $373 million and $377 million compared to $436.9 million in 2019, a decrease of -14.6% to -13.7% year over year.  For the fourth quarter, we expect Consolidated Net Revenues to be between $110 million and $114 million, an increase of +3.9% to +7.7% year over year.  Fourth quarter Consolidated Adjusted EBITDA is expected to be between $41 million and $43 million, an increase of +49.0% to 56.2%.  These improved estimates are a testament to the resilience of the platform of assets we have built, and the company’s ability to protect the bottom line during the most drastic economic downturn in the company’s history.  Additionally, the radio segment benefited from unprecedented levels of political advertising spending targeting African American voters.  Bolstered by this revenue, we expect our radio segment fourth quarter revenue to be down low a single-digits percentage year over year, a material improvement from second quarter’s decline of -58.4% and third quarter’s decline of -31.9%. Excluding political revenue, December gross radio pacings were down a low-teen percentage compared to December 2019, which continues our sequential core radio improvement.  Our digital segment also contributed to our better-than-expected results and is estimated to post its highest annual Adjusted EBITDA since its inception, of at least $4.0 million.  Year-end consolidated cash is expected to be between $70 million and $73 million, having repaid $27.5 million of ABL borrowings and year-end total gross debt is expected to be $855.2 million,” commented Alfred C. Liggins III, Chief Executive Officer of Urban One, Inc.

The information presented herein is based on internally available financial information that has not been audited or subject to regular period end closing procedures. Furthermore, the closing process for our fourth quarter period has not yet been finalized. As such, the financial guidance presented above reflects various assumptions and estimates based only upon information available to management as of the date hereof. This information should not be viewed as a substitute for full audited financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”).  As a result, while this information is presented with ranges that management considers to be reasonable, it remains in all cases subject to change pending finalization. It is very difficult to predict the impact of known factors and it is impossible for us to anticipate all factors that could affect our actual results. Actual results may differ materially from the estimates presented above due to developments or other information that may arise between now and the time the financial results for the fourth quarter and fiscal year are finalized. Therefore, you should not place undue reliance on estimated financial information provided herein, which speaks only as of the date hereof. Estimates of results are inherently uncertain and subject to change, and we do not undertake any obligation to update this information. Our independent [registered public accounting firm, BDO USA, LLP, has not audited, reviewed, compiled or performed any procedures with respect to any of the estimated financial information. Accordingly, BDO USA, LLP does not express an opinion or any other form of assurance with respect thereto. The preliminary estimated financial information for the quarter ended December 31, 2020 is not necessarily indicative of the results to be achieved in any future period, in particular due to the impact of the ongoing COVID-19 pandemic.

About Urban One

Urban One, Inc. (urban1.com), together with its subsidiaries, is the largest diversified media company that primarily targets Black Americans and urban consumers in the United States. The Company owns TV One, LLC (tvone.tv), a television network serving more than 59 million households, offering a broad range of original programming, classic series and movies designed to entertain, inform and inspire a diverse audience of adult Black viewers. As of January 2021, Urban One currently owns and/or operates 68 broadcast stations (including all HD stations, translator stations and the low power television stations we operate) branded under the tradename “Radio One” in 13 urban markets in the United States. Through its controlling interest in Reach Media, Inc. (blackamericaweb.com), the Company also operates syndicated programming including the Rickey Smiley Morning Show, the Russ Parr Morning Show and the DL Hughley Show. In addition to its radio and television broadcast assets, Urban One owns iOne Digital (ionedigital.com), our wholly owned digital platform serving the African-American community through social content, news, information, and entertainment websites, including its Cassius, Bossip, HipHopWired and MadameNoire digital platforms and brands. We also have invested in a minority ownership interest in MGM National Harbor, a gaming resort located in Prince George’s County, Maryland. Through our national multi-media operations, we provide advertisers with a unique and powerful delivery mechanism to the African-American and urban audiences.

Forward-Looking Statements
Forward-looking statements in this Form 8-K regarding the Exchange Offer and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including changes in unemployment rate; the impact of political protests and curfews imposed by state and local governments; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports).